UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56015	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Depot Court SE, Suite 215

Leesburg, VA 20175

(Address of Principal Executive Offices)

(703) 436-2161

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on October 16, 2019, Quantum Computing Inc., a Delaware corporation (the “Company”) and Auctus Fund, LLC, a Delaware limited liability company (“Auctus”) entered into a Securities Purchase Agreement pursuant to which Auctus purchased from the Company, for a purchase price of $500,000: (i) a Convertible Promissory Note in the principal amount of $500,000.00; (ii) a common stock purchase warrant permitting Auctus to purchase up to 500,000 shares of the Company’s common stock, at an exercise price of $2.75 per share (the “First Warrant”); (iii) a common stock purchase warrant permitting Auctus to purchase up to 350,000 shares of the Company’s common stock at an exercise price of $3.75 per share (the “Second Warrant”); and (iv) a common stock purchase warrant permitting Auctus to purchase up to 275,000 shares of the Company’s common stock at an exercise price of $4.75 per share the “Third Warrant” (collectively the “Warrants”).

On May 28, 2020, the Company and Auctus entered into the Second Amendment to the Common Stock Purchase Warrant (the “May Warrant Amendment”) to amend the Initial Amendment to the Warrant Agreement between the Company and Auctus, dated February 14, 2020 (“February Warrant Amendment”).

As previously disclosed, the February Warrant Amendment amended the exercise price of the First Warrant from $2.75 to $1.50 (the “Amended First Warrants “). The May Warrant Amendment furthers revises the exercise price of the Amended First Warrants from $1.50 per share to $1.00 per share and revises the exercise price of the Second Warrant from $3.75 to $2.50. The May Warrant Amendment does not impact the number of shares issuable under the Warrants, or trigger any anti-dilution adjustments pursuant to the terms thereof. For the avoidance of doubt, as of the date hereof, Auctus has partially exercised the Amended First Warrants and may currently exercise such warrants to purchase up to an additional 333,000 shares of Common Stock at $1.00 pursuant to the terms of the May Warrant Amendment. Auctus has not exercised the Second Warrant or Third Warrant.

The foregoing description of the May Warrant Amendment is qualified in its entirety by reference to the May Warrant Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 3.03	Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this item 3.03.

Item 9.01	Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1*	Second Amendment to Common Stock Purchase Warrant, dated May 28, 2020.

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

Date: June 2, 2020	By:	/s/ Christopher Roberts
	Name:	Christopher Roberts
	Title:	Chief Financial Officer

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